Quintessence Photonics Corporation
Series C Preferred Stock Offering
Tranche II
(11/1/04 – 1/31/05)
Subscription Agreement
Investor Questionnaire

SUBSCRIPTION AGREEMENT

Quintessence Photonics Corporation
Attn: George Lintz
15632 Roxford Street
Sylmar, California 91342

Gentlemen:

The undersigned (the "Subscriber") hereby represents, warrants and agrees with Quintessence Photonics Corporation (the "Company") as follows:

1. SUBSCRIPTION.

Summary: Dollars Invested _______________ / 3.75 = ________________ Units

Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes to purchase _________ Units of the Offering, each consisting of **one share of Series C Preferred Stock** of the Company and **one Warrant to Purchase Common Stock** of the Company (the "Units"), at the price of U.S. $3.75 per unit, for an aggregate purchase price of U.S.$_______________. The Subscriber understands that the sale of the Units is being made without registration under the Act or any state law in reliance upon an exemption therefrom. The Subscriber acknowledges that the Units will be subject to restrictions on transfer pursuant to applicable law and the terms set forth in this subscription agreement (the "Agreement").

2. ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF UNITS.

It is understood and agreed that, upon execution and delivery by the Company of this Subscription Agreement, the Company has, in reliance upon the representations and warranties of the Subscriber and against payment for the Units, accepted this subscription. Notwithstanding anything in this Agreement to the contrary, there shall be no obligation to issue any Units if such issuance would constitute a violation of the Act or State Laws.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER.

The Subscriber hereby represents and warrants as follows:

(a) Restricted Securities. The Subscriber acknowledges that the Company is issuing and selling the Units in reliance upon an applicable exemption from the registration requirements of the Securities Act of 1933 ("Securities Act") and is relying in part upon these representations of the Subscriber. The Subscriber agrees that the Units may only be transferred (i) if registered pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from such registration requirements. The Subscriber understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Subscriber to transfer all or any portion of the Units under the circumstances, in the amounts or at the times the Subscriber might propose.

(b) Subscriber Bears Economic Risk. The Subscriber is experienced in evaluating and making investments of the type contemplated by this Agreement and is financially able to bear the risks of the investment. The Subscriber understands and acknowledges that it could lose the entire investment.

(c) Acquisition for Own Account. The Subscriber is acquiring the Units for its own account for investment purposes only, not as nominee or agent, and not with a view towards selling, granting any participation in or otherwise distributing same; except with respect to transferring to any party that is allowed by law.

(d) Subscriber Can Protect Its Interest. The Subscriber represents that by reason of its, or of its management's, business or financial experience, the Subscriber has the capacity to protect its own interests in connection with the transactions contemplated herein. Further, the Subscriber is aware of no publication of any advertisement or form of general solicitation utilized by the Company in connection with the transactions contemplated in this Agreement.

(e) Company Information. The Subscriber has received and read the Summary of Terms, the financial statements and statement of risk factors of the Company and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Subscriber has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding this investment.

4. WAIVER, AMENDMENT; BINDING EFFECT.

Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

5. ASSIGNABILITY.

Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Subscriber without the prior written consent of the other.

6. APPLICABLE LAW; JURISDICTION AND VENUE.

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof.

7. COUNTERPARTS.

This Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

8. SURVIVAL.

All representations, warranties and covenants contained in this Agreement shall survive the acceptance of the subscription by the Company and the delivery of the Units.

This Subscription Agreement is executed this _____day of ___________________, 2004, at _______________, ___________.

Vesting: __ Individual __ Separate Property __ Joint Tenants __ Tenants in Common __ Entity

INDIVIDUAL OR FIRST INVESTOR:

By_________________________________

Print Name: ___________________________

Home Address: ___________________________

____

____

Tel: ___________________________

Fax: ___________________________

Email: ___________________________

SECOND INVESTOR

By_________________________________

Print Name: ___________________________

ENTITY INVESTOR:

Type of Entity: ___________________________

Name of Entity:___________________________

____

By_________________________

Print Name: ___________________

Title: ___________________________

Business Address: ___________________________

____

____

Tel: ___________________________

Fax: ___________________________

Email: ___________________________

Accepted this ______ day of ________________, 2004.

QUINTESSENCE PHOTONICS CORPORATION

By___________________________________

George Lintz, CFO

EXHIBIT A (To Subscription Agreement)

Investor Questionnaire

PLEASE COMPLETE AND RETURN THIS INVESTOR QUESTIONNAIRE ONLY IF YOU ARE EXPRESSING AN INTEREST IN PARTICIPATING IN THE QUINTESSENCE PHOTONICS CORPORATION SERIES C FINANCING.

Name: ______________________________
(Please Print)

State of Domicile: ______________________________

QUINTESSENCE PHOTONICS CORPORATION

INVESTOR QUESTIONNAIRE

INSTRUCTIONS: ONLY ACCREDITED INVESTORS MAY RECEIVE OFFERING MATERIALS FOR THE QUINTESSENCE PHOTONICS CORPORATION SERIES C PREFERRED STOCK FINANCING. TO DETERMINE WHETHER YOU ARE AN ACCREDITED INVESTOR AND ARE ELIGIBLE TO RECEIVE OFFERING MATERIALS, YOU MUST COMPLETE THIS INVESTOR QUESTIONNAIRE BY FILLING IN THE INFORMATION CALLED FOR, CHECKING THE APPROPRIATE BOXES, AND SIGNING AT PAGE 3;

PLEASE RETURN THE COMPLETED QUESTIONNAIRE TO:

Quintessence Photonics Corporation
15632 Roxford Street
Sylmar, CA 91642
Attention: George Lintz

THIS INVESTOR QUESTIONNAIRE DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF QUINTESSENCE PHOTONICS CORPORATION

QUINTESSENCE PHOTONICS CORPORATION

INVESTOR QUESTIONNAIRE

TO: **Quintessence Photonics Corporation**
15632 Roxford Street
Sylmar, California 91342

Gentlemen:

The undersigned desires to receive offering materials regarding the proposed Series C Preferred Stock Financing (the "Proposed Financing") of Quintessence Photonics Corporation, a Delaware corporation (the "Company"), and hereby represents as follows:

1. The undersigned has read the definition of "Accredited Investor" from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that he/she is an "Accredited Investor" by virtue of the following (check one):

☐ The undersigned is a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

☐ The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐ The undersigned is an entity with total assets in excess of $5,000,000.

☐ The undersigned is an entity in which all of the equity owners are accredited investors.

☐ Other (please describe):

____

____

____

____

2. The proposed investment constitutes less than 10% of the undersigned's liquid net worth.

☐ Yes

☐ No

3. The undersigned has previously invested in other "start-up" companies.

☐ Yes

☐ No

4. The undersigned is prepared to hold the Units for an indefinite period of time.

☐ Yes

☐ No

The foregoing representation is true and accurate as of the date hereof and shall be true and accurate as of the date of the closing of the Proposed Financing (the "Closing"). If in any respect such representation shall not be true and accurate prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company. THIS QUESTIONNAIRE DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY.

Very truly yours,

Dated: ____________, 2004

____
Print Name of Investor

____
Signature

____
Print Title (if applicable)

Address: ______________________________
____
____

Telephone: ______________________________
Facsimile: ______________________________
e-mail: ______________________________

____
Print Name of joint investor or other person whose signature is required

____
Signature

____
Print Title (if applicable)

Address: ______________________________
____
____

Telephone: ______________________________
Facsimile: ______________________________
e-mail: ______________________________

EXHIBIT A

Rule 501. **Definitions and Terms Used in Regulation D.**

As used in Regulation D, the following terms have the meaning indicated:

(a) **Accredited Investor**. "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.